Execution Version

AMENDMENT NO. 4 TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of April 13, 2023 (this “Amendment”), is entered into by and among Regional Management Receivables IV, LLC, a Delaware limited liability company (the “Borrower”), Regional Management Corp., a Delaware corporation, as servicer (the “Servicer”), the “Lenders” party hereto, Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), as administrative agent (the “Administrative Agent”), and Wells Fargo, acting through its Corporate Trust Services division, as account bank (in such capacity, the “Account Bank”) and backup servicer (in such capacity, the “Backup Servicer”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below), unless otherwise specified in the Agreement.

WHEREAS, the Borrower, the Servicer, the “Lenders,” the “Backup Servicer,” the “Account Bank,” the “Agents,” and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 19, 2021 (as amended by the Amendment No. 1 thereto, dated as of December 17, 2021, the Amendment No. 2 thereto, dated as of August 11, 2022, and the Amendment No. 3 thereto, dated as of September 7, 2022, the “Existing Agreement” and, as amended by this Amendment, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.
Amendment to the Agreement. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the definition of “Scheduled Commitment Termination Date” in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety as follows:

“Scheduled Commitment Termination Date” means May 19, 2023 (or, if such day is not a Business Day, the immediately preceding Business Day), or such later date to which the Scheduled Commitment Termination Date may be extended upon the written agreement of the Borrower, the Servicer, the Lenders, the Agents and the Administrative Agent.

SECTION 2.
Amendment Effective Date. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the parties hereto.
SECTION 3.
Reference to and Effect on the Existing Agreement and the Basic Documents. Upon the effectiveness of this Amendment on the Amendment Effective Date, (i) each of the Borrower and the Servicer hereby reaffirms all representations and warranties made by it in Article Five of the Agreement and agrees that all such representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Borrower and the Servicer hereby represents and warrants that no Unmatured Event of Default, Event of Default, Servicer Termination Event, or event or circumstance which, with the giving of notice or the lapse of time, or both, would constitute a Servicer Termination Event, shall have occurred and be continuing and (iii) each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Existing Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Agreement shall mean and be, a reference to the Agreement.
SECTION 4.
Effect. Except as otherwise amended by this Amendment, the Existing Agreement shall continue in full force and effect and is hereby ratified and confirmed.
SECTION 5.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of laws provisions (other than Section 5-1401 of the New York General Obligations Law).
SECTION 6.
Payment of Fees and Expenses. Regional Management Corp. agrees to pay the reasonable and invoiced fees, costs and expenses of Morgan, Lewis & Bockius LLP, counsel to the Administrative Agent and the Lenders, as invoiced in connection with the preparation and negotiation of this Amendment, in each case, within thirty (30) days of receipt of each such invoice.
SECTION 7.
Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
SECTION 8.
Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or electronic transmission (i.e. “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 9.
Electronic Signatures. This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

[signatures appear on following pages]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REGIONAL MANAGEMENT RECEIVABLES IV, LLC,
as Borrower

By: /s/ Harpreet Rana

Name: Harpreet Rana

Title: Executive Vice President and Chief Financial Officer

REGIONAL MANAGEMENT CORP.,
as Servicer

By: /s/ Harpreet Rana

Name: Harpreet Rana

Title: Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 4

to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By: /s/ Leigh Poltrack

Name: Leigh Poltrack

Title: Director

Signature Page to Amendment No. 4

to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent and as Committed Lender

By: /s/ Leigh Poltrack

Name: Leigh Poltrack

Title: Director

Signature Page to Amendment No. 4

to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Account Bank and Backup Servicer

By: Computershare Trust Company, N/A. as attorney-in-fact

By: /s/ Jennifer Westberg

Name: Jennifer C. Westberg

Title: Vice President

Signature Page to Amendment No. 4

to Credit Agreement